CAPITAL AND INCOME STRATEGIES FUND

FILE # 811- 21506

ATTACHMENT 77O

TRADE DATE	DESCRIPTION OF SECURITY	ISSUE SIZE	AMOUNT PURCHASED	LIST OF UNDERWRITERS
4/20/2005	Southern California Edison 12/29/49	$4,000,0000	$20,000	Citigroup Lehman Brothers Credit Suisse First Boston Goldman, Sachs & Co J P Morgan Merrill Lynch
5/25/2005	Aegon	$37,000,000	$120,000

Merrill Lynch

UBS Securities

Citigroup

Morgan Stanley

Wachovia Capital Markets

ABN AMRO Inc

Banc of America

JP Morgan

H & R Block Financial

AG Edwards & Sons

KeyBanc Capital Markets

Morgan Keegan & Co

Oppenheimer & Co

Piper Jaffray & Co

RBC Dain Rauscher Inc

Charles Schwab & Co

TD Waterhouse

Wells Fargo

Advest, Inc

BB&T Capital Markets

Crowell, Weedon & Co

DA Davidson & Co

Davenport & Co

JJB Hilliard, WL Lyons

Janney Montgomery

CL King & Associates

Legg Mason

Raymond James

Ryan Beck

Muriel Siebert & Co

Stephens Inc

Stifel, Nicolaus & Co

BC Ziegler & Co

6/2/2005	Metlife	$24,000,000	$80,000

Banc of America

Goldman, Sachs & Co

Merrill Lynch

Citigroup

Lehman Brothers

Morgan Stanley

UBS Securities

Wachovia Capital Markets

Advest, Inc

AG Edwards & Sons

HSBC Securities

JP Morgan

Janney Montgomery Scott

KeyBanc Capital Markets

Morgan Keegan & Co

Piper Jaffray & Co

RBC Dain Rauscher Inc

Raymond James & Assoc.

SunTrust Capital Markets

Wells Fargo Securities

Robert W. Baird & Co

Guzman & Co

JJB. Hilliard, WL Lyons, Inc

Keefe, Bruyette & Woods, Inc

Samuel A. Ramirez & Co

Muriel Siebert & Co

The Williams Capital Group

6/9/2005	Metlife	$60,000,000	$72,000

Banc of America Securities

Goldman, Sachs & Co

Merrill Lynch

Citigroup

Lehman Brothers

Morgan Stanley

UBS Securities

Wachovia Capital Markets

Robert W. Baird & Co.

Deutsche Bank Securities

A.G Edwards & Sons

HSBC Securities

JJB. Hilliard, WL Lyons, Inc

Janney Montgomery Scott LLC

JP Morgan

KeyBanc Capital Markets

Morgan Keegan & Co

RBC Dain Rauscher Inc

Raymond James & Assoc.

Charles Schwab & Co

Wells Fargo Securities

Advest, Inc

BB&T Capital Markets

M.R. Beal & Co

Blaylock & Co

Davenport & Co

Ferris, Baker Watts, Inc

Guzman & Co

H&R Block Financial Advisors

Legg Mason

Muriel Siebert & Co

Oppenheimer & Co

Piper Jaffray & Co

Samuel Ramirez & Co